Supplement to MainSail Prospectus
                          Supplement dated May 1, 2000
                         to Prospectus dated May 1, 1998


                   The disclosure set forth below replaces the
               information under the heading "Summary of Contract
                 Expenses" found in the prospectus and any prior
                                  supplements.
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

                     SAFECO SEPARATE ACCOUNT C EXPENSE TABLE


OWNER TRANSACTION EXPENSES (See Note 2)
Contingent Deferred Sales Charge (as a percentage of the amount withdrawn)
     No charge for first 10% of contract value withdrawn in a contract year. Thereafter, the charge is:
                   year 1.........7%                year 4..........4%                  year 7+.........0%
                   year 2.........6%                year 5..........3%
                   year 3.........5%                year 6..........2%
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Withdrawal Charge
     No charge for first withdrawal in a contract year;  thereafter,  the charge is $25 per withdrawal.

Transfer Charge
     No charge for first 12 transfers in a contract year; thereafter, the charge is $10 per transfer.

ANNUAL ADMINISTRATION MAINTENANCE CHARGE
$30 per contract per contract year.
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
===================================================================================================================================
SEPARATE ACCOUNT ANNUAL EXPENSES                                    Mortality and Expense Risk Charge.....................  1.25%
(as a percentage of average account value)
                                                                    Asset Related Administration Charge...................  0.15%

                                                                    Total Separate Account Annual Expenses................  1.40%
=================================================================== ===============================================================
PORTFOLIO EXPENSES                                                          Management              Other            Total Annual
(as a percentage of average net assets)                                        Fees               Expenses             Expenses
                                                                           (after reimbursement and waiver for certain Portfolios)
----------------------------------------------------------------------- ------------------------------------------------------------
Managed by SAFECO Asset Management Company (a)
     RST Equity Portfolio                                                       0.74%                0.02%                0.76%
     RST Growth Opportunities Portfolio (formerly RST Growth                    0.74%                0.04%                0.78%
     Portfolio)
     RST Northwest Portfolio                                                    0.74%                0.10%                0.84%
     RST Bond Portfolio                                                         0.74%                0.17%                0.91%
     RST Money Market Portfolio                                                 0.65%                0.13%                0.78%
Managed by Federated Investment Management Company (a)
     Federated High Income Bond Fund II                                         0.60%                0.19%                0.79%
     Federated Utility Fund II                                                  0.75%                0.19%                0.94%
Managed by Lexington Management Corporation (a)
     Lexington Emerging Markets Fund, Inc.                                      0.85%                0.85%                1.70%
     Lexington Natural Resources Trust                                          1.00%                0.33%                1.33%
Managed by American Century Investment Management, Inc. (a)
     VP Balanced                                                                0.90%                0.00%                0.90%
     VP International                                                           1.34%                0.00%                1.34%
Managed by Wanger Asset Management, L.P. (a)
     Wanger U.S. Small Cap Portfolio                                            0.95%                0.07%                1.02%
----------------------------------------------------------------------- -------------------- -------------------- ------------------

(a) See the portfolio prospectuses for more detailed information. We have Fund Participation Agreements with each of the non-SAFECO fund managers that describe the administrative practices and responsibilities of the parties. To the extent it performs services for the fund, SAFECO Life may receive an asset based administrative fee from the fund's adviser or distributor.

The above portfolio expenses were provided by the portfolios. We have not independently verified the accuracy of the information.

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
Explanation of Expense Table

1. The purpose of the Expense Table is to show the various expenses you will incur directly and indirectly by investing in the contract. The Expense Table reflects expenses of the Separate Account as well as the portfolios. Changes to the portfolio expenses affect the results of the expense Examples in your prospectus and any previous supplements. Although we have chosen not to update the Examples here, they still generally show how expenses and charges affect your contract value.

2. There are situations where all or some of the owner transaction expenses do not apply. See "Deductions Under the Contracts" for a complete discussion.




                 The disclosure set forth below is added to the
                      information under the heading "SAFECO
                  Separate Account C" found in the prospectus.

We reserve the right to combine the Separate Account with one or more of our other separate accounts or to deregister the Separate Account under the 1940 Act if such registration is no longer required.



        The address of SAFECO Life Insurance Company has been changed to:

SAFECO Life Insurance Company
5069 154th Place N.E.
Redmond, WA 98052